--------------------------------------------------------------------------------
Fellow Shareholders

--------------------------------------------------------------------------------

The year ended October 31 was disappointing for foreign stocks, and the International Stock Fund's slight positive return fell well short of the torrid pace of U.S. stocks. Over the final three months of the fiscal year, the fund's -2.34% return was somewhat better than the -4.57% return of the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                     Periods Ended 10/31/95
                                                     3 Months     12 Months
                                                     --------     ---------
International Stock Fund                              -2.34%        0.38%
MSCI EAFE*                                            -4.57        -0.37

--------------------------------------------------------------------------------
*Net of withholding taxes.

     Over the 12-month period, the fund's performance against the index was helped by an underweighting in Japan, which fared poorly in U.S. dollars. However, our small position in Mexico adversely affected results, largely due to the peso's collapse last winter. During the past three months, the picture was somewhat similar, with low exposure to Japan helping relative returns. But stock selection was a plus during a period when growth stocks performed better than cyclicals in several markets. During both periods, the fund was moderately overweighted in Europe, which provided the best dollar returns outside the U.S.

     Few overseas markets matched Wall Street. The exuberant U.S. stock market was driven by generally strong corporate earnings and by a realization that inflation was under control, thereby reducing fears of rising interest rates.

     Overseas, the picture was not as rosy. Japan was mired in recession and, although monetary policy has been extremely loose, corporate earnings have been disappointing. The recovery in Europe was patchy, with the German locomotive restrained by strength in the deutschemark, and consumer spending inhibited by the cost of reunification. In France, the economy made little progress under the strong franc policy. Among European economies, only the U.K. maintained momentum.

     By contrast, Southeast Asia barreled ahead under the influence of China's economic renaissance and rising levels of intraregional trade and investment. Disappointingly, this vibrant economic performance did not translate into superior stock returns. In Latin America, Mexico steered its economy through a difficult period following the peso crisis. The Brazilian economy maintained its stride without the reappearance of trade and inflation problems, which have troubled the country in the past.

--------------------------------------------------------------------------------
Market Performance
--------------------------------------------------------------------------------

                                                     3 Months Ended 10/31/95
                                                --------------------------------
                                                          Local Currency
                                                In Local     vs. U.S.    In U.S.
                                                Currency     Dollars     Dollars
                                                --------     --------    -------
Australia                                         -3.8%         2.9%       -1.0%

France                                            -4.0         -2.4        -6.3

Germany                                           -3.1         -2.0        -5.0

Hong Kong                                          2.6          0.1         2.7

Italy                                             -7.3         -0.5        -7.8

Japan                                              6.2        -13.9        -8.6

Mexico                                            -2.6        -14.4       -16.2

Netherlands                                       -0.7         -2.0        -2.7

Norway                                            -5.4         -1.8        -7.0

Singapore                                         -4.1         -1.5        -5.6

Sweden                                             0.1          6.1         6.2

Switzerland                                        9.7          0.9        10.6

United Kingdom                                     2.1         -1.4         0.7

--------------------------------------------------------------------------------
Source: NWSL Quantitative Products Group, using MSCI Indices.

     Currency markets had another turbulent year. Early in 1995, the dollar was weak against European currencies and fell to an all-time low versus the yen. In recent months, these markets have been more settled and the dollar appears to be at levels more acceptable to the U.S. and its major trading partners.

Investment Environment

Far East

A year ago, the economy in Japan showed tentative signs of recovery, but faded in the spring when the yen hit new highs against the dollar and the full extent of the banking crisis became apparent. With consumer spending still slow, there was a serious possibility that the economy might enter a deflationary cycle. Business was unwilling to invest and consumers were reluctant to spend.

     The wholesale price index showed a moderate annual decline, and the Bank of Japan adopted a stimulative monetary policy. There are a number of reasons to believe the economy has passed the worst point in this cycle. First, the yen has weakened significantly from its spring highs versus the dollar, and this should help the hard-pressed export sector. Second, the government recently announced another supplementary budget with new expenditures of about $80 billion, a strong fiscal stimulus at a time when monetary policy is already supportive. Finally, the authorities appear to have grasped the need to address the banking crisis and related problems of real estate loans.

     Given the poor economic conditions, it is not surprising that the stock market was dull over the year, although its volatility was moderated by currency translation. The fund was underweighted here, largely because we avoided the troubled financial sector, which forms a large part of the index. Rather, our focus was on economically sensitive areas including technology stocks, which performed well as the yen weakened.

     Elsewhere in Asia, economic growth was surprisingly strong considering that China's rapid growth moderated substantially and Japan provided little stimulus. This growth was partly due to an increase in intraregional Asian trade as prosperous countries in the area invested in the less developed markets. If anything, it was the strength of the U.S. economy that drove growth rates here, since it is the region's largest export market.

     An important development in the region was growing optimism that China will be able to achieve an economic "soft landing" with decelerating growth, slowing inflation, and rising exports that should produce a trade account surplus.

     In Hong Kong, inflation and growth also slowed, but low interest rates supported the stock market. In Singapore, stocks fell about 4% in the quarter and the market was lower than a year ago. This was surprising, since this model economy has maintained high savings rates and high levels of corporate investment with low inflation and a healthy current account surplus. Stock valuations are at the low end of historical ranges, and we added modestly to holdings here.

     The Malaysian economy also showed high growth rates. However, unlike in Singapore, there were signs of overheating with labor shortages, rising inflation, and pressure on the current account. The picture was similar in Thailand, where accelerating capital imports produced a current account deficit and inflation rose steadily all year. Not surprisingly,

--------------------------------------------------------------------------------
Geographic Diversification
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

                       Europe                        52%
                       Japan                         23%
                       Far East                      15%
                       Latin America                  6%
                       Other and Reserves             4%
--------------------------------------------------------------------------------

these two markets were the weakest in the region.

     Australia and New Zealand are much further along in their economic cycles, which accounted for better stock performance. Problems continued in Australia, with the current account deficit uncomfortably high as a percentage of GDP. New Zealand's prospects appear brighter, since the economy enjoyed both a fiscal and current account surplus.

Europe

In Europe, the broad picture is of slow economic recovery with inflation under control, helped by currency strength versus the U.S. dollar. In Germany, exports and capital investment remained strong, and higher than expected wage settlements should help consumer spending recover from depressed levels. A continuing recovery in the former East Germany should help underpin growth, which we expect to be steady and prolonged rather than spectacular. With a somewhat disappointing rate of economic growth, stocks performed poorly for most of the year, although returns for U.S. investors were boosted by the strong mark.

     The situation was similar in the Netherlands, but the domestic economy is of limited relevance to the Dutch stock market, which is dominated by a small number of multinational companies. The fund's largest European positions were in this market, where we found well-managed firms that maintained earnings growth, despite the dull European economic environment.

     The United Kingdom has by far the largest stock market in Europe, and it was well represented in the fund. Our holdings featured well-managed multinationals that are leaders in their fields. Examples include Glaxo and SmithKline Beecham, both of which performed well as investor sentiment favored the pharmaceutical sector. The overall economy demonstrated steady growth as exports and capital spending led the way while consumer spending was subdued. Recent signs suggest that the U.K. recovery is running out of steam, which should give the government an opportunity to reduce interest rates.

     When France elected Jacques Chirac as its president, the electorate seemed to believe his claim that he could continue a strong franc policy while reducing the stubbornly high level of unemployment. The financial markets were less convinced that these policy aims were compatible, and the franc came under pressure following the resignation of the finance minister. The latest indications from this administration suggested that fiscal prudence will be the cornerstone of its policy, but much rests on the hope that the German locomotive will begin pulling Continental Europe toward higher growth.

     Although the Nordic economies were troubled by stagnation and political uncertainty, their stock markets were among the best in Europe. Leading the way was Sweden, which was one of the few overseas markets to outperform the U.S. Attention focused mostly on a couple of multinational companies that dominate the index, but the fund's position in pharmaceutical manufacturer Astra also did well. In Finland, for most of the year the market rise was led by our key holding Nokia Oy `A,' the mobile telephone manufacturer.

Latin America

The markets of Latin America experienced a roller coaster ride during the past 12 months. The fund's largest position was in Brazil, where the economy progressed at a pace steady enough to forestall a resurgence of the inflation and trade problems that besieged the country in the past. This gave President Cardoso breathing room to introduce reforms in state spending, budget priorities, and social security. With the real (local currency) holding up well against the U.S. dollar, we are optimistic that Brazil is as close as ever to realizing some of its great potential.

     In Mexico, the economy suffered the inevitable traumas following the heavy devaluation of the peso at the beginning of the year. The short-term medicine of high real interest rates and savage cuts in public spending sent the economy into a recession. Confidence is now returning, underpinned by NAFTA and the reappearance of a small trade surplus.

Investment Policy and Outlook

Although fund performance was reasonable versus the benchmark, many shareholders are no doubt disappointed that returns were well behind those of U.S. stocks. Most of you realize that there will be periods when your fund lags Wall Street. However, to those who remain concerned, I would like to offer some comments.

     First, a program of international diversification should be based only on a long-term perspective. Over the past 10 years, the fund has matched the return of the unmanaged Standard & Poor's 500 Stock Index with an annualized total return of 15.5% through October 31. However, inevitably there have been and will be periods when the fund and international stocks in general get left behind. The past fiscal year was one of those periods.

     Regarding the fundamentals that drive stock markets, the two greatest influences are the anticipated direction of interest rates and comparisons between corporate earnings and investor expectations. Both of these factors were positive in the U.S. this year. Low inflation generated optimism that interest rates might fall further, while market observers were constantly surprised by just how profitable and lean corporate America has become. Finally, there was a renewed interest in technology, where many U.S. companies lead the world.

     Overseas it was much different. The economies of Japan and Europe were well behind the U.S. Japan is suffering the longest recession in many years, and the recovery in Europe was slower and more halting than expected. Adding to these difficulties, several major central banks were slow to reverse a tight monetary policy, resulting in interest rates that were too high for this point in the cycle.

     Looking to the future, we believe the factors that drive stock markets will turn more positive overseas, while they may have already peaked in the U.S. If inflation in Europe remains below expectations, as we believe it will, interest rates should fall further. Consistent with this view, several central banks are now able to loosen monetary policy to spur faltering economies. The next phase should be stronger growth in corporate earnings. A weaker Japanese yen combined with a strong fiscal stimulus should finally get this economy moving again.

     The smaller economies of Asia have performed well for a few years, but their stock markets have suffered a long hangover following the rampant 1993 bull market in this region. Valuations here are now attractive by historical standards, and we are comfortable being overweighted in this part of the world. Latin American stocks gave investors an uncomfortable ride, but we see no reason to abandon them. Over long periods, these markets have contributed positively to your fund's returns, and we are confident they will again as fundamentals in the region improve.

     Patience has always been the hallmark of successful investment programs. The case for international diversification remains intact, and we believe the long-term investor will again reap the rewards of international investing that they enjoyed in the past.

                                                Respectfully submitted,

                                                /s/ Martin G. Wade

                                                Martin G. Wade
                                                President
November 17, 1995

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------
Periods Ended October 31, 1995

Change in Price Per Share
-------------------------------
3 Months (From $12.38 to $12.09)                                          $-0.29
12 Months (From $12.84 to $12.09)                                          -0.75
--------------------------------------------------------------------------------
Total Net Assets                                                $6,385.9 Million
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
October 31, 1995

                                                                    Percent of
                                                                    Net Assets
                                                                  --------------
Wolters Kluwer, Netherlands                                            2.5%
Elsevier, Netherlands                                                  1.8
Royal Dutch Petroleum, Netherlands                                     1.5
National Westminster Bank,
  United Kingdom                                                       1.3
SmithKline Beecham, United Kingdom                                     1.3
Reed International, United Kingdom                                     1.2
BBC Brown Boveri & Cie, Switzerland                                    1.0
Kyocera, Japan                                                         1.0
Eaux Cie Generale, France                                              1.0
Roche Holdings, Switzerland                                            0.9
Nestle, Switzerland                                                    0.9
Astra, Sweden                                                          0.8
United Engineers, Malaysia                                             0.8
Telecomunicacoes Brasilias, Brazil                                     0.8
Hutchison Whampoa, Hong Kong                                           0.8
Mitsubishi Heavy Industries, Japan                                     0.8
Carrefour, France                                                      0.8
Shell Transport & Trading,
  United Kingdom                                                       0.8
Nippon Denso, Japan                                                    0.7
Wharf Holdings, Hong Kong                                              0.7
Canon, Japan                                                           0.7
Norsk Hydro, Norway                                                    0.7
Gehe, Germany                                                          0.7
Polygram, Netherlands                                                  0.7
NEC, Japan                                                             0.7
--------------------------------------------------------------------------------
Total                                                                 24.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Industry Diversification
--------------------------------------------------------------------------------
October 31, 1995

                                                                    Percent of
                                                                    Net Assets
                                                                  --------------
Services                                                              23.4%
Finance                                                               16.9
Capital Equipment                                                     16.7
Consumer Goods                                                        15.7
Energy                                                                11.4
Materials                                                              9.4
Multi-Industry                                                         3.2
Miscellaneous                                                          0.1
Reserves                                                               3.2
--------------------------------------------------------------------------------
Total                                                                100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Security Classification
--------------------------------------------------------------------------------
October 31, 1995

                                    Percent                         Market
                                    of Net          Cost            Value
                                    Assets          (000)           (000)
                                  ----------      ----------      ----------
Common Stocks,
  Rights, and
  Warrants                          94.1%         $5,333,937      $6,015,811
Preferred Stocks,
  Rights, and
  Warrants                           2.6             155,595         165,017
Bonds                                0.1               1,441           1,610
Short-Term
  Investments                        2.9             182,942         182,942
                                   -----          ----------      ----------
Total Investments                   99.7           5,673,915       6,365,380
Other Assets Less
  Liabilities                        0.3              20,492          20,525
--------------------------------------------------------------------------------
Total Net Assets                   100.0%         $5,694,407      $6,385,905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                   COMPARISON OF TEN YEAR CUMULATIVE RETURN
              AMONG INTERNATIONAL STOCK FUND AND MSCI EAFE* INDEX

      Measurement period             International           MSCI EAFE*
      (Fiscal Year Covered)           Stock Fund               Index
      ---------------------          -------------           ---------
      Measurement PT -
       10/31/85                         $ 10,000              $ 10,000

      FYE 10/31/86                      $ 15,962              $ 16,588
      FYE 10/31/87                      $ 17,852              $ 22,142
      FYE 10/31/88                      $ 22,035              $ 27,719
      FYE 10/31/89                      $ 25,313              $ 29,977
      FYE 10/31/90                      $ 26,405              $ 26,134
      FYE 10/31/91                      $ 28,944              $ 27,950
      FYE 10/31/92                      $ 28,066              $ 24,255
      FYE 10/31/93                      $ 36,170              $ 33,341
      FYE 10/31/94                      $ 40,522              $ 36,707
      FYE 10/31/95                      $ 40,676              $ 36,570

Note: The index return does not reflect expenses, which have been deducted from the fund's return.
* Net of withholding taxes.
--------------------------------------------------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------
Periods Ended October 31, 1995

                      1 Year         5 Years        10 Years
                      -------        -------        --------
                      0.38%          9.87%          15.51%
--------------------------------------------------------------------------------

Note: For the above periods ended 9/30/95, the fund's returns were 3.90%, 12.49%, and 16.54%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------
Statement of Net Assets
T. Rowe Price International Stock Fund / October 31, 1995
--------------------------------------------------------------------------------
(values in thousands)

                                                                         Value
                                                                       ---------
--------------------------------------------------------------------------------
ARGENTINA - 0.7%
--------------------------------------------------------------------------------
COMMON STOCKS
      251,663 shs   Banco de Galicia Buenos
                      Aires `B' ADR (USD).........................    $    4,813
      128,860       Banco Frances del Rio
                      de la Plata ADR (USD).......................         2,819
       68,512       Buenos Aires
                      Embotelladora `B'
                      ADR (USD)...................................         1,567
       79,819       Enron Global Power
                      & Pipeline (USD)............................         1,886
    1,267,954       Naviera Perez `B'.............................         5,591
      855,300      *Sociedad Comercial
                      del Plata...................................         1,728
       79,613      *Sociedad Comercial
                      del Plata ADR (USD).........................         1,612
       56,339       Telecom Argentina
                      ADS (USD)...................................         2,162
      496,000       Telecom Argentina
                      Stet `B'....................................         1,909
      419,150       Telefonica de Argentina `B'
                      ADR (USD)...................................         8,697
      117,840       Telefonica de Argentina `B'
                      ADS (USD)...................................         2,445
      185,858       Transportadora de Gas
                      del Sur (USD)...............................         1,905
      521,863       YPF Sociedad Anonima `D'
                      ADR (USD)...................................         8,937

Total Argentina                                                           46,071

--------------------------------------------------------------------------------
AUSTRALIA - 2.0%
--------------------------------------------------------------------------------
COMMON STOCKS
      825,000       Amcor.........................................         6,184
    3,990,804       Australia Gas & Light.........................        13,831
    1,173,726       Broken Hill Proprietary.......................        15,896
    3,013,489       Burns Philp & Company.........................         6,749
      961,104       Coca Cola Amatil..............................         7,438
      712,122       Lend Lease Corporation........................         9,905
    1,362,056       Mayne Nickless................................         6,163
    2,024,606       News Corporation..............................        10,209
    1,681,850       Publishing & Broadcasting.....................         5,355
    3,015,000       Tabcorp Holdings..............................         8,383
    2,182,742      *TNT...........................................         3,076
    1,240,057       Western Mining................................         7,953
    2,579,000       Westpac Banking...............................        10,589
    2,330,000       Woodside Petroleum............................        11,164
                                                                         122,895
PREFERRED STOCK
    3,610,800 shs  *Sydney Harbour
                      Casino Holdings.............................         4,456

Total Australia                                                          127,351
--------------------------------------------------------------------------------
AUSTRIA - 0.1%
--------------------------------------------------------------------------------
COMMON STOCKS
       57,126       Flughafen Wien................................         3,670
       59,660       Oesterreichische
                      Elektrizitats...............................         3,645
                                                                           7,315
PREFERRED STOCK
       43,844       Creditanstalt - Bankverein....................         2,187

Total Austria                                                              9,502
--------------------------------------------------------------------------------
BELGIUM - 1.1%
--------------------------------------------------------------------------------
COMMON STOCKS
        9,212       Fortis..........................................         988
       48,291       Generale Banque.................................      15,736
      122,562       Kredietbank.....................................      30,873
       19,853       UCB.............................................      22,793
                                                                          70,390
CONVERTIBLE BOND
   38,115,000 BEL   Kredietbank, 5.75%,
                      11/30/03......................................       1,306

Total Belgium                                                             71,696
--------------------------------------------------------------------------------
BRAZIL - 2.6%
--------------------------------------------------------------------------------
COMMON STOCKS
      254,600 shs   Brazil Fund (USD)...............................       5,951
  171,890,000       Companhia Siderurgica
                      Nacional......................................       3,680
   37,089,553       Eletrobras......................................      10,528
       86,277      *Eletrobras ADR (USD)............................       1,230
  166,493,000       Telecomunicacoes
                      Brasilias.....................................       5,529
                                                                          26,918
PREFERRED STOCKS, RIGHTS AND WARRANTS
1,522,419,938       Banco Bradesco..................................      13,929
   11,295,000       Banco Itau......................................       3,347
   21,453,171       Brahma..........................................       8,186
    1,827,222 wts  *Brahma, 9/30/96.................................         337
   19,947,000 shs   Brasmotor.......................................       4,666
   17,859,000       Cia Cimento Portland
                      Itau..........................................       4,713

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Value
                                                                       ---------

       156,300 shs    Cia Energetica de Sao
                        Paulo ADS (USD).............................   $   1,602
   250,937,500        Cia Energetica Minas
                        Gerais......................................       5,375
    11,982,192 rts   *Cia Energetica Minas
                        Gerais......................................           0
       237,262 shs    Cia Energetica Minas
                        Gerais, Non-Voting
                        ADR (USD)...................................       5,131
    13,940,000        Cia Tecidos Norte
                        de Minas....................................       4,348
   196,273,000        Lojas Americanas..............................       4,694
    40,258,000        Petrol Brasileiros............................       3,474
   236,993,267        Telecomunicacoes
                        Brasilias...................................       9,607
     1,044,622        Telecomunicacoes
                        Brasilias ADR (USD).........................      42,438
    49,729,458        Telecomunicacoes
                        de Sao Paulo................................       7,136
   106,292,000        Unibanco Uniao Banco..........................       3,724
10,623,600,000        Usiminas......................................       9,941
       303,689        Usiminas ADS (USD)............................       2,809
                                                                         135,457

Total Brazil                                                             162,375
--------------------------------------------------------------------------------
CANADA - 0.4%
--------------------------------------------------------------------------------
COMMON STOCKS
       516,400        Alcan Aluminum................................      16,429
       318,420        MacMillan Bloedel.............................       4,219
       227,590        Royal Bank of Canada..........................       5,117

Total Canada                                                              25,765
--------------------------------------------------------------------------------
CHILE - 0.7%
--------------------------------------------------------------------------------
COMMON STOCKS
        54,044        AFP Providia ADR (USD)........................       1,324
       404,098        Chile Fund (USD)..............................       9,193
       122,656        Chilectra ADS (USD)...........................       5,152
       186,659        Chilgener ADS (USD)...........................       4,480
       160,311        Compania Cervecerias
                        Unidas ADS (USD)............................       3,707
        82,590        Compania
                        Telecomunicaciones
                        ADR (USD)...................................       5,946
       347,018        Empresa Nacional
                        de Electric ADS (USD).......................       7,461
       203,563        Enersis ADS (USD).............................       5,115

Total Chile                                                               42,378
--------------------------------------------------------------------------------
CHINA - 0.7%
--------------------------------------------------------------------------------
COMMON STOCKS
     1,335,000 shs   *Huaneng Power
                        International `N'
                        ADR (USD)...................................      21,527
    25,224,000        Maanshan Iron & Steel `H'
                        (HKD).......................................       4,600
    38,458,000        Shanghai Petrochemical `H'
                        (HKD).......................................      11,067
    31,441,000        Yizheng Chemical Fibre `H'
                        (HKD).......................................       9,150

Total China                                                               46,344
--------------------------------------------------------------------------------
DENMARK - 0.3%
--------------------------------------------------------------------------------
COMMON STOCKS
       138,670        Den Danske Bank...............................       9,187
        60,017        Tele Danmark `B'..............................       3,131
       146,749        Unidanmark `A'................................       6,741

Total Denmark                                                             19,059
--------------------------------------------------------------------------------
FINLAND - 0.2%
--------------------------------------------------------------------------------
COMMON STOCK
       268,112       *Nokia Oy `A'..................................      15,338
--------------------------------------------------------------------------------
FRANCE - 7.9%
--------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
       188,718        Accor.........................................      22,422
       239,884        Assurances Generales
                        de France...................................       6,917
        86,110        Carrefour.....................................      50,573
        70,643        Castorama Dubois..............................      11,456
        89,453        Chargeurs.....................................      18,402
       299,868        Cie de St. Gobain.............................      35,750
        76,168        Credit Local De France........................       6,029
       652,762        Eaux Cie Generale.............................      60,670
       149,442        Ecco..........................................      23,165
         1,212        Ecco Travail Temporaire.......................          85
       297,425        Elf Aquitaine.................................      20,254
       108,850        GTM Entrepose.................................       7,056
        30,380        Guilbert......................................       3,647
        10,196        Hermes International..........................       1,793
        31,771        L'Oreal.......................................       7,764
       160,762        LVMH..........................................      31,987
       254,317        Lafarge-Coppee................................      16,855
       212,150        Lapeyre.......................................      10,655
        87,300        Legrand.......................................      14,603
        49,010        Peugeot.......................................       6,384
       112,178        Pinault Printemps.............................      24,316
       190,110        Poliet........................................      14,929

                                                                         Value
                                                                       ---------
       100,189 shs    Primagaz......................................   $   7,781
         7,294 wts   *Primagaz, 7/1/98..............................          58
        48,950 shs    Rexel.........................................       7,908
       113,935        Sanofi........................................       7,267
        53,330        Societe Generale de France....................       6,096
        37,610        Sodexho.......................................       9,745
       371,766        Television Francaise..........................      38,392
       339,780        Total `B'.....................................      20,998
       272,324        Valeo.........................................      12,302

Total France                                                             506,259
--------------------------------------------------------------------------------
GERMANY - 4.9%
--------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS AND WARRANTS
        21,157        Allianz Holdings..............................      38,989
         3,000 wts   *Allianz Holdings, 3/29/96.....................       2,931
        13,708 shs    Altana........................................       7,971
       104,723        Bayer.........................................      27,713
        25,925        Bilfinger & Berger............................       9,540
        16,705        Buderus.......................................       7,168
       370,500        Deutsche Bank.................................      16,783
        72,038        Gehe..........................................      35,364
        18,009       *Gehe, new.....................................       8,559
        26,901        Hoechst.......................................       7,033
        63,890        Hornbach Baumarkt.............................       3,223
        86,568        Mannesmann....................................      28,493
       137,751       *Praktiker.....................................       4,355
       182,120        Rhon Klinikum.................................      17,467
       182,120 rts   *Rhon Klinikum.................................       3,881
       332,210 shs    Schering......................................      23,153
       656,310        Veba..........................................      26,945
        58,698 wts   *Veba, 4/6/98..................................       8,361
        39,756 shs    Volkswagen....................................      12,526
                                                                         290,455
PREFERRED STOCKS
        57,576        Fielmann......................................       3,170
        12,163        Hornbach......................................      12,227
        19,980        Krones........................................       7,154
                                                                          22,551

Total Germany                                                            313,006
--------------------------------------------------------------------------------
HONG KONG - 3.7%
--------------------------------------------------------------------------------
COMMON STOCKS
    19,176,000        First Pacific.................................      22,074
    17,549,000        Guangdong Investment..........................      10,327
    69,850,000        Guangzhou Investment..........................      14,365
     5,460,000        Guoco Group...................................      25,281
    21,250,796        Hong Kong Land
                       Holdings (USD)...............................      38,251
     9,429,000        Hutchison Whampoa.............................      51,952
     3,341,500        Swire Pacific `A'.............................      25,067
    13,916,000 shs    Wharf Holdings................................      46,976

Total Hong Kong                                                          234,293
--------------------------------------------------------------------------------
ITALY - 1.9%
--------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
         3,797        Alleanza Assicurazioni........................          26
       524,940        Arnoldo Mondadori Editore.....................       3,886
     1,078,739        Assicurazioni Generali........................      25,141
     4,962,457        Banca Fideuram................................       5,293
       655,800        Danieli & Company,
                        savings shares..............................       1,810
       101,700 wts   *Danieli & Company,
                        11/30/99....................................          53
       406,527 shs    Imi...........................................       2,221
     2,564,000        Istituto Naz Delle
                        Assicurazioni...............................       3,370
     2,340,093        Italgas.......................................       6,225
       170,230        RAS...........................................       1,709
       745,400        Rinascente....................................       4,419
     1,183,047        SME...........................................       2,602
       637,803        Sasib.........................................       2,825
     1,764,605        Sasib, savings shares.........................       4,373
     5,970,680        Stet..........................................      16,912
     3,030,805        Stet, savings shares..........................       6,607
     9,757,145        Telecom Italia................................      14,813
     4,090,286        Telecom Italia,
                        savings shares..............................       4,824
     7,634,501       *Telecom Italia Mobile.........................      12,812
       387,997        Unicem........................................       2,434
                                                                         122,355
CORPORATE BOND
   610,200,000 ITL    Danieli & Company,
                        7.25%, 1/1/00...............................         304

Total Italy                                                              122,659
--------------------------------------------------------------------------------
JAPAN - 22.6%
--------------------------------------------------------------------------------
COMMON STOCKS
       132,000 shs    Advantest.....................................       7,484
     1,212,000        Alps Electric.................................      12,441
     2,354,000        Amada.........................................      23,472
        50,000        Aoyama Trading................................       1,349
     2,620,000        Canon.........................................      44,821
     1,295,000        Citizen Watch.................................       8,874
         1,623        DDI...........................................      13,153
     2,071,000       *Dai Nippon Screen
                        Manufacturing...............................      18,504
       512,000        Daifuku.......................................       6,106
     2,157,000        Daiichi Pharmaceutical........................      30,153
     2,498,000        Daiwa House...................................      37,362
         6,892        East Japan Railway............................      32,542

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Value
                                                                       ---------
       581,000 shs    Fanuc.........................................   $  25,161
     3,626,000        Hitachi.......................................      37,219
     3,501,000        Hitachi Zosen.................................      17,215
       883,000        Honda Motor...................................      15,365
     1,209,000        Inax..........................................      10,897
     1,347,000       *Ishihara Sangyo Kaisha........................       4,003
       766,000        Ito-Yokado....................................      41,859
       400,000        Kawada Industries.............................       3,324
       903,000        Kokuyo........................................      19,420
     2,958,000        Komatsu.......................................      23,133
       837,000        Komori........................................      19,801
     2,315,000        Kumagai Gumi..................................       8,871
     2,260,000        Kuraray.......................................      22,314
       807,000        Kyocera.......................................      66,109
     1,566,000        Makita........................................      24,341
     1,779,000        Marui.........................................      30,782
     2,353,000        Matsushita Electric
                        Industrial..................................      33,353
     1,530,000        Mitsubishi....................................      16,901
     6,652,000        Mitsubishi Heavy
                        Industries..................................      51,307
     1,676,000        Mitsubishi Paper Mills........................      10,191
     3,432,000        Mitsui Fudosan................................      39,254
     1,123,000        Mitsui Petrochemical
                        Industries..................................       8,903
       647,000        Murata Manufacturing..........................      22,706
       691,000        National House................................      11,754
     3,274,000        NEC...........................................      43,207
     2,580,000        Nippon Denso..................................      47,164
       642,000        Nippon Hodo...................................       9,979
    12,720,000        Nippon Steel..................................      42,153
         2,301        Nippon Telephone
                        & Telcom....................................      18,872
     2,074,000        Nomura Securities.............................      37,914
     1,275,000        Pioneer Electronic............................      19,568
       272,000        Sangetsu......................................       6,169
     1,499,000        Sankyo........................................      32,971
       229,250        Sega Enterprises..............................      12,147
     2,692,000        Sekisui Chemical..............................      35,000
     1,909,000        Sekisui House.................................      22,021
       117,000        Seven-Eleven Japan............................       7,800
     2,546,000        Sharp.........................................      35,342
       880,000        Shinetsu Chemical.............................      17,979
       667,300        Sony..........................................      30,007
     3,920,000        Sumitomo......................................      35,638
     3,709,000        Sumitomo Electric.............................      42,784
     1,372,000        Sumitomo Forestry.............................      19,314
        50,000        Taisho Pharmaceutical.........................         904
       627,000        TDK...........................................      32,302
     4,030,000        Teijin........................................      18,477
     1,246,000        Tokio Marine
                        & Fire Insurance............................      12,789
       454,000 shs    Tokyo Electronics.............................      19,705
     1,064,000        Tokyo Steel
                        Manufacturing...............................      19,762
       832,000        Toppan Printing...............................      10,980
       542,850        Yurtec........................................       9,871

Total Japan                                                            1,441,263
--------------------------------------------------------------------------------
MALAYSIA - 3.1%
--------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    16,825,000        Affin Holdings................................      31,783
     3,530,200 wts   *Affin Holdings, 11/15/99......................       2,237
     4,434,400 shs    Aokam Perdana.................................       7,434
     5,899,000        Berjaya Sports Toto...........................      12,304
     2,822,332 wts   *Commerce Asset
                        Holdings, 6/27/98...........................       7,664
     9,632,000 shs    MBF Capital...................................       9,098
    14,623,000        Multi-Purpose Holding.........................      19,566
    12,606,000        Renong........................................      19,249
    14,801,000       *Technology Resources
                        Industries..................................      37,570
     8,392,000        United Engineers..............................      52,182

Total Malaysia                                                           199,087
--------------------------------------------------------------------------------
MEXICO - 1.8%
--------------------------------------------------------------------------------
COMMON STOCKS
     1,534,044        Cemex `B'.....................................       4,737
    16,527,829        Cifra `B' ADR (USD)...........................      17,602
     2,559,694        Fomentos Economico
                        Mexicano `B'................................       5,303
     1,129,160       *Gruma `B'.....................................       3,328
     4,001,041        Grupo Embotellador
                        de Mexico PC................................       7,244
     3,536,595        Grupo Financiero
                        Banamex `B'.................................       6,056
        37,762        Grupo Financiero
                        Banamex `L'.................................          62
        72,250        Grupo Financiero
                        Bancomer `B'
                        GDS (USD)...................................         388
        53,515        Grupo Financiero
                        Bancomer `L'................................          12
     6,373,007        Grupo Industrial
                        Maseca `B'..................................       3,971
       541,116        Grupo Modelo `C'..............................       2,058
     1,987,979       *Grupo Sidek `B'...............................         943
       533,181        Grupo Televisa
                        GDR (USD)...................................       9,131
       480,092        Kimberly-Clark
                        Mexico `A'..................................       6,267
       269,871        Panamerican Beverages
                        ADR (USD)...................................       7,388

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Value
                                                                       ---------
       997,902 shs    Telefonos de Mexico `L'
                        ADS (USD)...................................   $  27,442
     2,815,388        Tolmex `B'....................................      10,570

Total Mexico                                                             112,502
--------------------------------------------------------------------------------
NETHERLANDS -- 9.6%
--------------------------------------------------------------------------------
COMMON STOCKS
       455,451        ABN Amro Holdings.............................      19,138
       357,952        Ahold.........................................      13,567
        74,504        Akzo Nobel....................................       8,486
       701,246        CSM...........................................      29,245
     9,117,813        Elsevier......................................     117,888
       302,985        Fortis AMEV...................................      19,030
       153,700        Hagemeyer.....................................       7,657
       673,314        Internationale
                        Nederlanden Groep...........................      40,156
       478,127        Koninklijke PTT
                        Nederland...................................      16,818
       133,248        Nutricia......................................      10,345
       698,054        Polygram......................................      43,579
       757,023        Royal Dutch Petroleum.........................      93,992
       259,854        Unilever......................................      34,042
     1,735,008        Wolters Kluwer................................     157,908
                                                                         611,851
PREFERRED STOCK
        70,540        Internationale
                        Nederlanden Groep...........................         366

Total Netherlands                                                        612,217
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.9%
--------------------------------------------------------------------------------
COMMON STOCKS
     3,293,864        Air New Zealand `B'...........................      11,350
     3,216,149        Carter Holt Harvey............................       7,685
     1,418,577        Fernz.........................................       4,195
     2,095,921        Fletcher Challenge............................       5,548
     4,798,702        Fletcher Challenge,
                        Forests Division............................       6,620
     1,035,375        Independent
                        Newspapers..................................       3,158
     4,546,628        Telecom Corporation
                        of New Zealand..............................      18,878

Total New Zealand                                                         57,434
--------------------------------------------------------------------------------
NORWAY -- 1.5%
--------------------------------------------------------------------------------
COMMON STOCKS
       198,750        Bergesen `A'..................................       4,117
       231,631        Kvaerner `A'..................................       9,746
     1,103,436        Norsk Hydro...................................      43,946
       706,796 shs    Orkla `A'.....................................      36,549
       314,380        Saga Petroleum `B'............................       3,786

Total Norway                                                              98,144
--------------------------------------------------------------------------------
PERU -- 0.1%
--------------------------------------------------------------------------------
COMMON STOCK
     1,033,003        Telefonica de Peru `B'........................       1,845
--------------------------------------------------------------------------------
PORTUGAL -- 0.3%
--------------------------------------------------------------------------------
COMMON STOCKS
       381,678        Jeronimo Martins..............................      20,320
        25,000       *Portugal Fund IDR (USD).......................         115

Total Portugal                                                            20,435
--------------------------------------------------------------------------------
SINGAPORE -- 2.5%
--------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
     3,932,000        DBS Land......................................      11,632
       788,000        Development Bank
                        of Singapore................................       9,034
     1,355,000        Far East Levingston
                        Shipbuilding................................       5,850
     1,546,000        Jurong Shipyard...............................      10,285
       803,000        Keppel........................................       6,592
     3,831,000        Neptune Orient Lines..........................       4,202
     2,043,000        Overseas Union Bank...........................      12,724
     1,800,000        Overseas Union
                        Enterprises.................................       9,554
     1,823,000        Sembawang.....................................       8,838
     1,511,000        Singapore Airlines............................      14,009
     3,832,000        Singapore Land................................      21,424
       818,640        Singapore Press...............................      12,804
     6,777,000        United Industrial.............................       6,043
     2,832,154        United Overseas Bank..........................      24,854
       862,750 wts   *United Overseas Bank,
                        6/17/97.....................................       3,297

Total Singapore                                                          161,142
--------------------------------------------------------------------------------
SOUTH KOREA -- 1.5%
--------------------------------------------------------------------------------
COMMON STOCKS
         7,460 shs    Cho Hung Bank.................................         107
       379,060        Hanil Bank....................................       4,900
       414,804        Hanil Securities..............................       6,343
       340,500       *Kook Min Bank.................................       7,098
        93,616       *Kook Min Bank, new............................       1,799
       480,400        Korea Electric Power..........................      21,557
       165,130        Pohang Iron & Steel...........................      16,529
        11,857        Samsung Electronics...........................       2,694
         1,357       *Samsung Electronics, new......................         299
           101       *Samsung Electronics,
                        new `3'.....................................          22

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Value
                                                                       ---------
       236,759 shs    Samsung Electronics,
                        1/2 Non-Voting,
                        GDS (USD)...................................   $  15,330
        65,061       *Samsung Electronics,
                        1/2 Non-Voting,
                        GDS, new (USD)..............................       4,213
         6,671        Samsung Electronics,
                        1/2 Voting, GDR (USD).......................         732
         1,320       *Samsung Electronics,
                        1/2 Voting,
                        GDR, new (USD)..............................         145
         4,980       *Samsung Electronics,
                        1/2 Common,
                        GDS, new (USD)..............................         538
       617,000        Seoul Bank....................................       5,935
       218,135        Yukong........................................       8,211
         9,092        Yukong, new...................................         330

Total South Korea                                                         96,782
--------------------------------------------------------------------------------
SPAIN -- 2.4%
--------------------------------------------------------------------------------
COMMON STOCKS
        64,333        Banco Popular Espanol.........................      10,220
       365,960        Banco Santander...............................      15,951
     1,000,253        Centros Comerciales
                        Pryca.......................................      21,307
       677,972        Empresa Nacional
                        de Electricidad.............................      33,717
       104,785        Fomento de
                        Construcciones
                        y Contra....................................       7,400
       156,662        Gas Natural...................................      21,486
     1,685,809        Iberdrola.....................................      12,707
       653,057        Repsol........................................      19,503
        38,000        Repsol ADR (USD)..............................       1,131
     1,033,975        Sevillana de Electricidad.....................       6,828

Total Spain                                                              150,250
--------------------------------------------------------------------------------
SWEDEN -- 2.3%
--------------------------------------------------------------------------------
COMMON STOCKS
       145,220        Asea `A'......................................      14,543
     1,463,428        Astra `B'.....................................      52,890
       831,988        Atlas Copco `B'...............................      12,591
       499,693        Electrolux `B'................................      21,371
       173,520        Esselte `B'...................................       2,548
       186,399        Hennes & Mauritz `B'..........................      12,182
       175,000        Sandvik `A'...................................       3,281
       851,190        Sandvik `B'...................................      16,022
       233,080        Scribona `B'..................................       2,299
       600,800       *Stora Kopparbergs `B'.........................       7,283

Total Sweden                                                             145,010
--------------------------------------------------------------------------------
SWITZERLAND -- 4.5%
--------------------------------------------------------------------------------
COMMON STOCKS
        57,694 shs    BBC Brown Boveri & Cie........................      66,928
        21,782        Ciba Geigy....................................      18,860
       147,785        CS Holding....................................      15,100
        53,546        Nestle........................................      56,126
         7,835        Roche Holdings................................      56,935
        36,085        Sandoz........................................      29,782
        19,053        Schweizerische
                        Bankgesellschaft............................      20,642
        59,713        Schweizerischer
                        Bankverein..................................      24,510

Total Switzerland                                                        288,883
--------------------------------------------------------------------------------
THAILAND -- 1.0%
--------------------------------------------------------------------------------
COMMON STOCKS
       658,576        Advanced Information
                        Service Public..............................      10,468
     1,212,203        Bangkok Bank Public...........................      12,524
     1,476,073        Bank of Ayudhya...............................       8,505
       224,000        Land & House..................................       3,614
       139,485        Siam Cement...................................       7,605
       912,833        Siam Commercial Bank..........................      10,665
       789,094        Thai Farmers Bank.............................       6,522
       486,000       *Total Access
                        Communications (USD)........................       2,940
       258,496        United Communications.........................       3,246

Total Thailand                                                            66,089
--------------------------------------------------------------------------------
UNITED KINGDOM -- 15.5%
--------------------------------------------------------------------------------
COMMON STOCKS
     5,010,700        Abbey National................................      42,383
     3,258,980        Argos.........................................      26,278
     4,639,920        Argyll Group..................................      23,475
    13,727,000        Asda Group....................................      22,245
       823,180        BAA...........................................       6,410
     3,295,040        British Gas...................................      12,503
     1,954,500        British Petroleum.............................      14,400
     5,027,050        Cable & Wireless..............................      32,944
     4,260,793        Cadbury Schweppes.............................      35,164
     6,952,821        Caradon.......................................      21,875
     2,707,210        Coats Viyella.................................       7,961
     2,123,000        Compass Group.................................      14,467
     1,861,560        David S. Smith................................      17,012
     1,980,864        East Midlands Electricity.....................      27,090
       504,000        GKN...........................................       6,423
     3,091,710        Glaxo.........................................      41,671
     5,632,780        Grand Metropolitan............................      38,828
     4,543,000        Guinness......................................      36,272

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Value
                                                                       ---------
       658,000 shs    Heath.........................................   $   1,664
     1,034,875        Heywood Williams
                        Group.......................................       3,387
     2,471,000        Hillsdown Holdings............................       6,514
     2,112,000        John Laing `A'................................       7,513
     4,635,733        Kingfisher....................................      34,741
     3,929,940        Ladbroke Group................................      10,314
     2,787,640        London Electricity............................      39,886
     8,299,780        National Westminster
                        Bank........................................      82,670
     2,097,000       *Polly Peck International......................           0
     4,095,825        Rank Organisation.............................      27,198
     4,976,430        Reed International............................      75,532
     2,043,925        Rolls Royce...................................       4,944
     2,216,900        RTZ...........................................      30,634
     2,390,000        Sears.........................................       3,824
     4,200,000        Shell Transport & Trading.....................      49,138
     7,987,740        SmithKline Beecham,
                        equity units................................      81,424
       817,666        Spring Ram....................................         349
     5,116,000        T & N.........................................      11,567
     3,693,395        Tesco.........................................      17,576
    10,275,430        Tomkins.......................................      40,533
     3,958,430        United Newspapers.............................      32,450

Total United Kingdom                                                     989,259
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%
--------------------------------------------------------------------------------
COMMERCIAL PAPER
   $ 7,000,000        A. H. Robins, 5.74%,
                        11/9/95.....................................       6,936
    13,408,000        Barnett Banks, 5.77%,
                        11/15/95....................................      13,350
    12,000,000        BMW U.S. Capital, 5.70%,
                        11/21/95 - 11/22/95.........................      11,868
    10,000,000        Ciesco L.P., 5.73%,
                        11/10/95....................................       9,941
     8,643,000        Daimler-Benz North
                        America, 5.70%, 12/20/95....................       8,560
    15,002,000        Delaware Funding,
                        5.73%, 11/17/95.............................      14,902
     9,207,000        Fleet Mortgage Group,
                        5.77%, 11/17/95.............................       9,164
    11,850,000        General Electric,
                        5.73%, 11/16/95.............................      11,769
    20,000,000        NationsBank, 5.625%,
                        1/12/96.....................................      19,512
     2,000,000        Queensland Treasury,
                        5.73%, 11/9/95..............................       1,989
    10,000,000        Wool International,
                        5.65%, 2/16/96..............................       9,818
       130,629        Investments in Commercial
                        Paper through a joint
                        account, 5.87 - 5.88%,
                        11/1/95.....................................         131
                                                                         117,940
OTHER
    25,000,000        Avco Financial Services,
                        Floating Rate
                        Medium-Term Note,
                        5.827%, 12/21/95............................      25,000
    20,000,000        Deutsche Bank AG,
                        Certificate of Deposit,
                        5.78%, 1/18/96..............................      20,001
    15,000,000        Federal National Mortgage
                        Assn., Floating Rate
                        Medium-Term Note,
                        5.813%, 9/27/96.............................      15,000
     5,000,000        Morgan Stanley Group,
                        Floating Rate
                        Medium-Term Note,
                        6.063%, 1/31/97.............................       5,001
                                                                          65,002

Total Short-Term Investments                                             182,942
--------------------------------------------------------------------------------
Total Investments in Securities -- 99.7%
  of Net Assets (Cost $5,673,915)                                     $6,365,380
--------------------------------------------------------------------------------
Other Assets Less Liabilities.......................................      20,525
                                                                      ----------
Net Assets Consist of:                                 Value
                                                     ---------
Accumulated net investment
  income - net of distributions.................    $   91,242
Accumulated net realized
  gain/loss - net of
  distributions.................................        35,091
Net unrealized gain (loss)......................       691,498
Paid-in-capital applicable to
  528,178,845 shares of $0.01
  par value capital stock
  outstanding; 2,000,000,000
  shares of the Corporation
  authorized....................................     5,568,074
                                                    ----------
NET ASSETS......................................                      $6,385,905
                                                                      ==========

NET ASSET VALUE PER SHARE.......................                          $12.09
                                                                          ======
--------------------------------------------------------------------------------

      * Non-income producing                                    ITL Italian lira
    BEL Belgian franc                                           USD U.S. dollar
    HKD Hong Kong dollar

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price International Stock Fund / Year Ended October 31, 1995
(in thousands)

INVESTMENT INCOME
Income
  Dividend (net of foreign taxes of $19,132)......................   $  124,565
  Interest........................................................       24,673
  Other...........................................................          349
                                                                     ----------
  Total income....................................................      149,587
                                                                     ----------
Expenses
  Investment management...........................................       41,829
  Shareholder servicing...........................................        9,098
  Custody and accounting..........................................        2,699
  Prospectus and shareholder reports..............................          755
  Registration....................................................          300
  Proxy and annual meeting........................................          234
  Legal and audit.................................................           54
  Directors.......................................................           46
  Miscellaneous...................................................           75
                                                                     ----------
  Total expenses..................................................       55,090
  Expenses paid indirectly........................................           (7)
                                                                     ----------
  Net expenses....................................................       55,083
                                                                     ----------

Net investment income.............................................       94,504
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities......................................................       52,875
  Foreign currency transactions...................................       (5,316)
                                                                     ----------
  Net realized gain (loss)........................................       47,559
                                                                     ----------
Change in net unrealized gain or loss on:
  Securities......................................................     (118,838)
  Other assets and liabilities denominated in foreign currencies..        3,719
                                                                     ----------
  Change in net unrealized gain or loss...........................     (115,119)
                                                                     ----------

Net realized and unrealized gain (loss)...........................      (67,560)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   $   26,944
                                                                     ==========
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price International Stock Fund
(in thousands)

                                                      Years Ended October 31,
                                                       1995             1994
                                                  -------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income........................   $    94,504       $    56,402
  Net realized gain (loss).....................        47,559           302,445
  Change in net unrealized gain or loss........      (115,119)          180,097
                                                  -----------       -----------
  Increase (decrease) in net assets
    from operations............................        26,944           538,944
                                                  -----------       -----------
Distributions to shareholders
  Net investment income........................       (57,811)          (31,352)
  Net realized gain............................      (298,432)          (67,269)
                                                  -----------       -----------
  Decrease in net assets from distributions....      (356,243)          (98,621)
                                                  -----------       -----------
Capital share transactions*
  Shares sold..................................     1,729,049         2,767,911
  Distributions reinvested.....................       331,094            90,880
  Shares redeemed..............................    (1,550,652)         (839,456)
                                                  -----------       -----------
  Increase (decrease) in net assets from
    capital share transactions.................       509,491         2,019,335
                                                  -----------       -----------

Increase (decrease) in net assets..............       180,192         2,459,658

NET ASSETS
Beginning of period............................     6,205,713         3,746,055
                                                  -----------       -----------
End of period..................................   $ 6,385,905       $ 6,205,713
                                                  ===========       ===========
--------------------------------------------------------------------------------

*Share information
  Shares sold..................................       147,854           225,584
  Distributions reinvested.....................        29,562             7,630
  Shares redeemed..............................      (132,547)          (68,902)
                                                  -----------       -----------
  Increase (decrease) in shares outstanding....        44,869           164,312
                                                  ===========       ===========
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price International Stock Fund / October 31, 1995

Note 1 - Significant Accounting Policies
T. Rowe Price International Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the Corporation.

A) Valuation - Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.
     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.
     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.
     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Other - Income and expenses are recorded on the accrual basis. Expenses paid indirectly are custody fees paid by float credits earned on daily residual cash balances at the custodian. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

A) Emerging Markets - At October 31, 1995, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

B) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

C) Securities Lending - To earn additional income, the fund lends its securities to approved brokers. At October 31, 1995, the market value of securities on loan was $239,905,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

D) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,445,057,000 and $1,008,642,000, respectively, for the year ended October 31, 1995.

Note 3 - Federal Income Taxes
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.
     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $1,000 of undistributed net investment income and $11,294,000 of undistributed net realized gains were reclassified as an increase to paid-in-capital during the year ended October 31, 1995. The results of operations and net assets were not affected by the reclassifications.
     At October 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $5,673,915,000 and net unrealized gain aggregated $691,465,000, of which $1,081,081,000 related to appreciated investments and $389,616,000 to depreciated investments.

Note 4 - Related Party Transactions
The fund is managed by Rowe Price-Fleming International, Inc. (the Manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.
     The investment management agreement between the fund and the Manager provides for an annual investment management fee, of which $3,770,000 was payable at October 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.35% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Price Associates (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At October 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.
     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS), is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the Underlying Funds) in which the
T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an Agreement among Spectrum, the Underlying Funds, Price Associates, and TRPS, expenses from the operation of Spectrum are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $7,617,000 for the year ended October 31, 1995, of which $793,000 was payable at period-end.
     During the year ended October 31, 1995, the fund, in the ordinary course of business, paid commissions of $933,000 to, and placed security purchase and sale orders aggregating $313,000,000 with, certain affiliates of the Manager in connection with the execution of various portfolio transactions.

-------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------
T. Rowe Price International Stock Fund

                                                         For a share outstanding throughout each period
                                             ---------------------------------------------------------------------
                                                  Year Ended        Ten Months               Year Ended
                                                  October 31,         Ended                 December 31,
                                             -------------------    October 31,    -------------------------------
                                               1995       1994         1993*         1992       1991       1990
                                             ---------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................    $12.84      $11.74      $ 8.89        $ 9.54     $ 8.81      $10.24
                                              ------      ------      ------        ------      ------     ------
 Investment activities
  Net investment income...................      0.18        0.09        0.10          0.14       0.15        0.22
  Net realized and unrealized
    gain (loss)...........................     (0.19)       1.30        2.75         (0.47)      1.22       (1.13)
                                              ------      ------      ------        ------     ------      ------
  Total from investment activities........     (0.01)       1.39        2.85         (0.33)      1.37       (0.91)
                                              ------      ------      ------        ------     ------      ------

Distributions
  Net investment income...................     (0.12)      (0.09)         --         (0.16)     (0.15)      (0.16)
  Net realized gain.......................     (0.62)      (0.20)         --         (0.16)     (0.49)      (0.36)
                                              ------      ------      ------        ------     ------      ------
  Total distributions.....................     (0.74)      (0.29)         --         (0.32)     (0.64)      (0.52)
                                              ------      ------      ------        ------     ------      ------

NET ASSET VALUE, END OF PERIOD............    $12.09      $12.84      $11.74        $ 8.89     $ 9.54      $ 8.81
                                              ======      ======      ======        ======     ======      ======
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total return..............................       0.4%       12.0%       32.1%        (3.5)%      15.9%      (8.9)%
Ratio of expenses to average net assets...      0.91%**     0.96%       1.01%+        1.05%      1.10%       1.09%
Ratio of net investment income to
  average net assets......................      1.56%       1.11%       1.52%+        1.49%      1.51%       2.16%
Portfolio turnover rate...................      17.8%       22.9%       29.8%+        37.8%      45.0%       47.1%
Net assets, end of period
  (in thousands).......................... $6,385,905  $6,205,713  $3,746,055    $1,949,631 $1,476,309  $1,030,848
------------------------------------------------------------------------------------------------------------------

  + Annualized
  * The fund's fiscal year-end was changed to October 31.
 ** Beginning in fiscal 1995, includes expenses paid indirectly.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price International Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price International Stock Fund (one of the portfolios constituting
T. Rowe Price International Funds, Inc.) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
November 17, 1995

--------------------------------------------------------------------------------
                                              Annual Report
--------------------------------------------------------------------------------

For yield, price, last transaction,           T. Rowe Price
and current balance, 24 hours,                -------------
7 days a week, call:
1-800-638-2587 toll free                      International Stock
625-7676 Baltimore area                       Fund

For assistance with your existing
fund account, call:
Shareholder Service Center                    October 31, 1995
1-800-225-5132 toll free
625-6500 Baltimore area

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distri-
bution only to shareholders and to
others who have received a copy of
the prospectus of the T. Rowe Price
International Stock Fund(R).


[LOGO OF T. ROWE PRICE APPEARS HERE]

ISF